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Merrill Lynch Investment Managers
www.mlim.ml.com


Annual Report
September 30, 2001


Mercury Select
Growth Fund


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks capital appreciation through investments primarily in a portfolio of common stocks and other equity securities of very large cap companies that are traded in US securities' markets that Fund management believes have strong earnings growth potential. The Fund will seek to achieve its objective by investing all of its assets in Mercury Master Select Growth Portfolio of Mercury Master Trust, which has the same investment objective as the Fund. The Fund's investment experience will correspond to the investment experience of the Portfolio.


Mercury Select Growth Fund of
Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



A SPECIAL MESSAGE
TO SHAREHOLDERS


THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans - across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics - economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.



September 30, 2001, Mercury Select Growth Fund



DEAR SHAREHOLDER


Fiscal Year in Review
We are pleased to provide you with this annual report to shareholders. During the 12-month period ended September 30, 2001, Mercury Select Growth Fund's Class I, Class A and Class C Shares had total returns of -53.71%, -53.74% and -54.46%, respectively. Since inception (November 17, 2000) through September 30, 2001, Class B Shares had a total return of -44.37%. (Investment results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 7-11 of this report to shareholders.)

The 12-month period ended September 30, 2001 was one of the most brutal for the largest of large cap growth stocks in history. The unmanaged Russell Top 200 Growth Index of mega cap stocks tumbled 44.29% for the period, the worst return of any capitalization segment. The unmanaged Standard & Poor's (S&P) 500 Index, in comparison, fell 26.63% for the same 12-month period.

The weakness in large cap growth stocks reflected investors' belief that the earnings prospects of growth companies were not bright enough in the short term to justify paying a premium for their shares, causing growth stocks to decline. As for the Fund's holdings, only two of our ten sector positions outperformed their corresponding index sectors.

Contributing the most to performance were our energy holdings, which were down 47%, compared with 60% for the Russell Top 200 Growth Index energy sector. During the fiscal year, one indication of the harsh nature of the market for growth stocks was that none of our sector positions produced a positive return. If nothing else, growth investors now understand what value investors experienced during the late 1990s, when growth stocks flourished and value stocks disappointed. Growth investors at that time were pleased about their advancing gains, while value investors were frustrated by an investing style that was out of favor. However, the pendulum has swung the other way, and growth investing is taking a back seat to value investing for the time being.

Our technology holdings detracted most from performance results by far, falling 74%, compared to a 65% drop by the index sector. The technology sector was pounded because of investor worries about a spate of weak earnings reports, abruptly curtailed capital spending for hardware and software, and an intense skepticism about technology companies' earnings rebounding any time soon. However, we think that skepticism is unwarranted, that at least some technology companies' earnings may in fact begin improving in the fourth quarter of 2001 or early 2002.

The Portfolio was heavily invested in technology at 41% of net assets because of our sector-neutral investment policy, which dictates that the Portfolio's sector weightings closely resembled those of the Portfolio's target index, the Russell Top 200 Growth Index. With the Portfolio's sizable technology weighting comparable to the technology sector's weighting in the index, the Portfolio was enormously vulnerable to the unprecedented bear market in technology shares. We hasten to point out that such sector diversity has its advantages as well at times. When a major sector such as technology is in favor, as it was in the 1990s, Fund performance can soar.


September 30, 2001, Mercury Select Growth Fund


What makes the Fund's loss seem particularly painful is that the stock market had been so bountiful for so long. Investors had become unaccustomed to any losses; many seem to have assumed it is divinely ordained that stocks would perpetually return at least 20% annually. However, the occasional downturn in stocks is actually the normal order of things. Historically, stocks have lost money about one in every four years. As we see it, the current bear market amounts to a long-overdue reminder that downturns are the price investors must pay from time to time for the outsized return potential of stocks.

For instance, since 1960, the S&P 500 Index's annual returns have ranged from a 26.5% loss to a 37.4% gain; the same market volatility that is so painful on the downside is what makes stocks so rewarding on the upside. The ability to tolerate losses and be patient is especially critical in growth investing; investors need to stay in the game for the opportunity to reap gains. Growth stocks tend to decline more than the average in bear markets and rise more than the average in bull markets. Because market rallies tend to be unanticipated and intense, if investment losses compel investors to be out of the market when the rallies begin, much of the advantage of growth-stock investing will be forfeited.

Throughout the period, we did not do anything differently than we did before: we continued to select stocks according to our time-tested principle of buying companies with earnings that exceeded expectations. However, that principle has not generated good results recently. Of course, while no investment approach, including ours, always does well, we believe our approach will be rewarded again, and we are patiently waiting for our opportunity.


Market Outlook and Investment Strategy
In the face of an erratic stock market over the past 12 months, in which growth stocks have underperformed value stocks markedly (the unmanaged Russell Top 200 Value Index outperformed its growth counterpart by a whopping 31.84% during the fiscal year), we continue to follow our investment disciplines and emphasize companies that we believe have the strongest earnings prospects. We believe those companies are precisely the stocks that are likely to lead the market when it does recover. They include stocks with pent-up return potential based on their prospective earnings power and stocks that have the potential to do well on the upside after having lagged on the downside, in our analysis.

Also, we believe that the stock market appears undervalued by most measures. For instance, poor recent performance has bludgeoned stocks' valuations to the cheapest levels relative to those of bonds since 1975. Back then, the result was that large cap stocks soared an annualized 30.4% over the next two years.

We are presently emphasizing two types of stocks. The first we favor are stocks in certain sector niches that tend to lead an economic recovery, such as semiconductor and technology-manufacturing-outsourcing stocks in the technology sector and media/advertising and specialty retail stocks in the consumer-discretionary/services sector. Second, we are invested in select stocks that we believe can produce reliable earnings streams in today's uncertain economic environment. Here we especially prefer pharmaceutical stocks in the health care sector and food stocks in the consumer staples sector--stocks that have proven to be classic investor sanctuaries in times of turmoil.


September 30, 2001, Mercury Select Growth Fund


In Conclusion
We thank you for your investment in Mercury Select Growth Fund, and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
Director and President
Mercury Funds, Inc.



(Robert E. Turner)
Robert E. Turner
Portfolio Manager
Turner Investment Partners, Inc.



November 8, 2001



OFFICERS AND DIRECTORS


Terry K. Glenn, Director and President
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Peter John Gibbs, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661



Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260



The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.


September 30, 2001, Mercury Select Growth Fund


MERCURY MASTER SELECT GROWTH
PORTFOLIO


INVESTMENTS AS OF SEPTEMBER 30, 2001

Ten Largest                           Percent of
Equity Holdings                       Net Assets

General Electric Company                  6.8%
Pfizer Inc.                               5.4
Cisco Systems, Inc.                       4.8
AOL Time Warner Inc.                      4.4
Johnson & Johnson                         4.2
Intel Corporation                         4.2
The Home Depot, Inc.                      3.9
King Pharmaceuticals, Inc.                3.4
American International Group Inc.         3.2
Wal-Mart Stores, Inc.                     3.1


                                      Percent of
Five Largest Industries               Net Assets

Pharmaceuticals                          16.5%
Semiconductor Equipment & Products       10.3
Communications Equipment                  7.9
Industrial Conglomerates                  6.8
Media                                     5.8


September 30, 2001, Mercury Select Growth Fund


FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE
The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25%, a distribution fee of 0.10% and an account maintenance fee of 0.25%.

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual and Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


September 30, 2001, Mercury Select Growth Fund


FUND PERFORMANCE DATA (CONTINUED)


RECENT PERFORMANCE RESULTS*

                                6-Month          12-Month     Since Inception
As of September 30, 2001      Total Return     Total Return     Total Return

Class I*                         -15.32%          -53.71%          -40.56%
Class A*                         -15.12           -53.74           -54.25
Class B*                         -15.46            --              -44.37
Class C*                         -16.03           -54.46           -56.19

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date for Class I Shares is 1/31/97; for Class A Shares, 9/18/00; for Class B Shares, 11/17/00; and for Class C Shares, 9/21/00. On June 19, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, a mutual fund that has the same investment objective as the Fund. All investments are made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.



AVERAGE ANNUAL TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

One Year Ended 9/30/01                    -53.71%        -56.14%
Inception (1/31/97) through 9/30/01       + 7.57%        + 6.34%

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

One Year Ended 9/30/01                    -53.74%        -56.17%
Inception (9/18/00) through 9/30/01       -53.10%        -55.48%

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


September 30, 2001, Mercury Select Growth Fund


FUND PERFORMANCE DATA (CONTINUED)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in Mercury Select Growth Fund++ Class I Shares* and S&P 500 Index++++ compared to a similar investment in Russell Top 200 Growth
Index++++++. Values illustrated are as follows :

Mercury Select Growth Fund++
Class I Shares*

Date                              Value

01/31/1997**                   $ 9,475.00
September 1997                 $11,635.00
September 1998                 $13,646.00
September 1999                 $19,510.00
September 2000                 $28,775.00
September 2001                 $13,320.00


S&P 500 Index++++

Date                              Value

01/31/1997**                   $10,000.00
September 1997                 $12,202.00
September 1998                 $13,306.00
September 1999                 $17,006.00
September 2000                 $19,265.00
September 2001                 $14,135.00


Russell Top 200 Growth Index++++++

Date                              Value

01/31/1997**                   $10,000.00
September 1997                 $10,911.00
September 1998                 $14,233.00
September 1999                 $18,399.00
September 2000                 $22,360.00
September 2001                 $12,986.00



A line graph illustrating the growth of a $10,000 investment in Mercury Select Growth Fund++ Class A Shares* and S&P 500 Index++++ compared to a similar investment in Russell Top 200 Growth
Index++++++. Values illustrated are as follows :

Mercury Select Growth Fund++
Class A Shares*

Date                              Value

09/18/2000**                   $ 9,475.00
September 2000                 $ 9,371.00
September 2001                 $ 4,335.00


S&P 500 Index++++

Date                              Value

09/18/2000**                   $10,000.00
September 2001                 $ 7,337.00


Russell Top 200 Growth Index++++++

Date                              Value

09/18/2000**                   $10,000.00
May 2001                       $ 6,995.00

*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests all of its assets in Mercury Master Select Growth Portfolio of Mercury Master Trust. The Portfolio invests primarily in a diversified portfolio of common stocks and other equity securities of very large cap companies that are traded in the United States that Fund management believes have earnings growth potential. ++++This unmanaged broad-based Index is comprised of 500 common stocks of the largest companies in the United States. The starting date for the Index in the Class A Shares' graph is from 9/30/00. ++++++This unmanaged Index measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The starting date for the Index in the Class A Shares' graph is from 9/30/00.

Past performance is not indicative of future results.


September 30, 2001, Mercury Select Growth Fund


FUND PERFORMANCE DATA (CONTINUED)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph illustrating the growth of a $10,000 investment in Mercury Select Growth Fund++ Class B Shares* and S&P 500 Index++++ compared to a similar investment in Russell Top 200 Growth
Index++++++. Values illustrated are as follows :

Mercury Select Growth Fund++
Class B Shares*

Date                              Value

11/17/2000**                   $10,000.00
September 2001                 $ 5,559.00


S&P 500 Index++++

Date                              Value

11/17/2000**                   $10,000.00
September 2001                 $ 7,999.00


Russell Top 200 Growth Index++++++

Date                              Value

11/17/2000**                   $10,000.00
May 2001                       $ 8,374.00



A line graph illustrating the growth of a $10,000 investment in Mercury Select Growth Fund++ Class C Shares* and S&P 500 Index++++ compared to a similar investment in Russell Top 200 Growth
Index++++++. Values illustrated are as follows :

Mercury Select Growth Fund++
Class C Shares*

Date                              Value

09/21/2000**                   $10,000.00
September 2000                 $ 9,620.00
September 2001                 $ 4,381.00


S&P 500 Index++++

Date                              Value

09/21/2000**                   $10,000.00
September 2001                 $ 7,337.00


Russell Top 200 Growth Index++++++

Date                              Value

09/21/2000**                   $10,000.00
May 2001                       $ 6,955.00

*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests all of its assets in Mercury Master Select Growth Portfolio of Mercury Master Trust. The Portfolio invests primarily in a diversified portfolio of common stocks and other equity securities of very large cap companies that are traded in the United States that Fund management believes have earnings growth potential. ++++This unmanaged broad-based Index is comprised of 500 common stocks of the largest companies in the United States. The starting date for the Index in the Class B Shares' graph is from 11/30/00 and in the Class C Shares' graph is from 9/30/00.
++++++This unmanaged Index measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The starting date for the Index in the Class B shares' graph is from 11/30/00 and in the Class C shares' graph is from 9/30/00.

Past performance is not indicative of future results.


September 30, 2001, Mercury Select Growth Fund


FUND PERFORMANCE DATA (CONCLUDED)


AGGREGATE TOTAL RETURN
                                         % Return        % Return
                                      Without Sales     With Sales
Class B Shares*++                         Charge         Charge**

Inception (11/17/00) through 9/30/01      -44.37%        -44.40%

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge. ++Class B Shares are aggregate total returns.



AVERAGE ANNUAL TOTAL RETURN
                                         % Return        % Return
                                      Without Sales     With Sales
Class C Shares*                           Charge         Charge**

One Year Ended 9/30/01                    -54.46%        -54.35%
Inception (9/21/00) through 9/30/01       -55.31%        -55.31%

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



IMPORTANT TAX INFORMATION
(UNAUDITED)


During the fiscal year ended September 30, 2001, Mercury Select
Growth Fund paid a long-term capital gains distribution of $0.129189 per share to shareholders of record on December 12, 2000. This entire distribution is subject to a maximum 20% tax rate.
Please retain this information for your records.


September 30, 2001, Mercury Select Growth Fund


STATEMENT OF ASSETS
AND LIABILITIES


As of September 30, 2001

MERCURY SELECT GROWTH FUND
Assets:
Investment in Mercury Master Select Growth Portfolio, at value (identified cost--$11,088,537)             $    9,558,488
Receivable from administrator                                                                                    133,104
Prepaid registration fees and other assets                                                                        84,702
                                                                                                          --------------
Total assets                                                                                                   9,776,294
                                                                                                          --------------

Liabilities:
Payable to distributor                                                                                                73
                                                                                                          --------------
Total liabilities                                                                                                     73
                                                                                                          --------------

Net Assets:
Net assets                                                                                                $    9,776,221
                                                                                                          ==============

Net Assets Consist of:
Class I Shares of Common Stock, $.0001 par value, 400,000,000 shares authorized                              $       107
Class A Shares of Common Stock, $.0001 par value, 400,000,000 shares authorized                                        3
Class B Shares of Common Stock, $.0001 par value, 400,000,000 shares authorized                                        2
Class C Shares of Common Stock, $.0001 par value, 400,000,000 shares authorized                                        2
Paid-in capital in excess of par                                                                              22,595,892
Accumulated investment lossfrom the Portfolio--net                                                               (1,486)
Accumulated realized capital losses on investments from the Portfolio--net                                   (5,386,761)
Accumulated distributions in excess of realized capital gains on investments from the Portfolio--net         (5,901,489)
Unrealized depreciation on investments from the Portfolio--net                                               (1,530,049)
                                                                                                          --------------
Net assets                                                                                                $    9,776,221
                                                                                                          ==============

Net Asset Value:
Class I--Based on net assets of $9,658,608 and 1,072,429 shares outstanding                               $         9.01
                                                                                                          ==============
Class A--Based on net assets of $41,151 and 28,248 shares outstanding                                     $         1.46
                                                                                                          ==============
Class B--Based on net assets of $54,195 and 22,068 shares outstanding                                     $         2.46
                                                                                                          ==============
Class C--Based on net assets of $22,267 and 16,936 shares outstanding                                     $         1.31
                                                                                                          ==============

See Notes to Financial Statements.


September 30, 2001, Mercury Select Growth Fund


STATEMENT OF OPERATIONS


For the Year Ended September 30, 2001

MERCURY SELECT GROWTH FUND
Investment Income from the Portfolio--Net:
Net investment income allocated from the Portfolio:
Dividends (net of $26 withholding tax)                                                                    $       64,903
Interest and discount earned                                                                                      28,176
Expenses allocated from the Portfolio                                                                          (296,416)
                                                                                                          --------------
Net investment loss from the Portfolio                                                                         (203,337)
                                                                                                          --------------

Expenses:
Organization expenses                                                                      $    112,161
Printing and shareholder reports                                                                 53,540
Administration fees                                                                              41,439
Professional fees                                                                                35,730
Transfer agent fees--Class I                                                                     29,241
Registration fees                                                                                 4,970
Accounting services                                                                                 778
Acount maintenance and distribution fees--Class B                                                   343
Acount maintenance and distribution fees--Class C                                                   308
Account maintenance fees--Class A                                                                   137
Transfer agent fees--Class B                                                                         21
Transfer agent fees--Class C                                                                         13
Transfer agent fees--Class A                                                                         12
Other                                                                                             5,718
                                                                                           ------------
Total expenses before reimbursement                                                             284,411
Reimbursement of expenses                                                                     (372,842)
                                                                                           ------------
Total rebated expenses after reimbursement                                                                      (88,431)
                                                                                                          --------------
Investment loss--net                                                                                           (114,906)
                                                                                                          --------------

Realized & Unrealized Loss from the Portfolio--Net:
Realized loss on investments from the Portfolio--net                                                         (9,576,116)
Change in unrealized appreciation/depreciation on investments from the Portfolio--net                        (5,343,544)
                                                                                                          --------------
Net Decrease in Net Assets Resulting from Operations                                                      $ (15,034,566)
                                                                                                          ==============

See Notes to Financial Statements.


September 30, 2001, Mercury Select Growth Fund


STATEMENTS OF CHANGES
IN NET ASSETS


MERCURY SELECT GROWTH FUND
                                                                                               For the Year Ended
                                                                                                  September 30,
Increase (Decrease) in Net Assets:                                                            2001              2000
Operations:
Investment loss--net                                                                      $   (114,906)    $   (250,870)
Realized gain (loss) on investments and from the Portfolio--net                             (9,576,116)        4,735,327
Change in unrealized appreciation/depreciation on investments and from the
   Portfolio--net                                                                           (5,343,544)        3,323,953
                                                                                          -------------    -------------
Net increase (decrease) in net assets resulting from operations                            (15,034,566)        7,808,410
                                                                                          -------------    -------------

Distributions to Shareholders:
Realized gain on investments--net:
   Class I                                                                                           --      (1,950,583)
In excess of realized gain on investments from the Portfolio--net:
   Class I                                                                                  (5,816,971)               --
   Class A                                                                                     (10,281)               --
   Class B                                                                                     (37,438)               --
   Class C                                                                                     (36,799)               --
                                                                                          -------------    -------------
Net decrease in net assets resulting from distributions to shareholders                     (5,901,489)      (1,950,583)
                                                                                          -------------    -------------

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions              (10,843,191)       27,238,528
                                                                                          -------------    -------------

Net Assets:
Total increase (decrease) in net assets                                                    (31,779,246)       33,096,355
Beginning of year                                                                            41,555,467        8,459,112
                                                                                          -------------    -------------
End of year*                                                                              $   9,776,221    $  41,555,467
                                                                                          =============    =============

*Accumulated investment loss--net                                                         $     (1,486)               --
                                                                                          =============     ============

See Notes to Financial Statements.


September 30, 2001, Mercury Select Growth Fund


FINANCIAL HIGHLIGHTS


MERCURY SELECT GROWTH FUND
The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                       Class I
                                                                                                         For the Period
                                                                    For the Year Ended                   Jan. 31, 1997++
                                                                        Sept. 30,                         to Sept. 30,
Increase (Decrease) in Net Asset Value:              2001         2000+++++        1999           1998          1997
Per Share Operating Performance:
Net asset value, beginning of period              $    26.20     $    18.90     $    13.22     $    12.28     $    10.00
                                                  ----------     ----------     ----------     ----------     ----------
Investment income (loss)--net                      (.10)++++          (.16)          (.08)          (.01)            .01
Realized and unrealized gain (loss) on
   investments and from the Portfolio--net           (11.63)           8.94           5.76           1.98           2.27
                                                  ----------     ----------     ----------     ----------     ----------
Total from investment operations                     (11.73)           8.78           5.68           1.97           2.28
                                                  ----------     ----------     ----------     ----------     ----------
Less dividends and distributions:
   Investment income--net                                 --             --             --          (.01)             --
   Realized gain on investments--net                      --         (1.48)             --         (1.02)             --
   In excess of realized gain on
   investments from the portfolio--net                (5.46)             --             --             --             --
                                                  ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                     (5.46)         (1.48)             --         (1.03)             --
                                                  ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                    $     9.01     $    26.20     $    18.90     $    13.22     $    12.28
                                                  ==========     ==========     ==========     ==========     ==========

Total Investment Return:**
Based on net asset value per share                  (53.71%)         47.49%         42.97%         17.26%      22.80%+++
                                                  ==========     ==========     ==========     ==========     ==========
Ratios to Average Net Assets:
Expenses, net of reimbursement++++++                   1.25%           .84%          1.00%          1.00%         1.00%*
                                                  ==========     ==========     ==========     ==========     ==========
Expenses++++++                                         3.49%          1.37%          2.41%          7.70%        26.45%*
                                                  ==========     ==========     ==========     ==========     ==========
Investment income (loss)--net                         (.69%)         (.71%)         (.47%)         (.10%)          .20%*
                                                  ==========     ==========     ==========     ==========     ==========

Supplemental Data:
Net assets, end of period (in thousands)          $    9,659     $   41,526     $    8,459     $    4,328     $      701
                                                  ==========     ==========     ==========     ==========     ==========

Portfolio turnover                                        --             --        370.71%        234.93%        346.47%
                                                  ==========     ==========     ==========     ==========     ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
++++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.
+++++On June 19, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, a mutual fund that has the same investment objective as the Fund. All investments are made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


September 30, 2001, Mercury Select Growth Fund


FINANCIAL HIGHLIGHTS (CONTINUED)


MERCURY SELECT GROWTH FUND
The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                      Class A                 Class B
                                                                                             For the          For the
                                                                              For the        Period           Period
                                                                                Year        Sept. 18,        Nov. 17,
                                                                               Ended        2000++ to        2000++ to
                                                                             Sept. 30,      Sept. 30,        Sept. 30,
Increase (Decrease) in Net Asset Value:                                         2001           2000             2001
Per Share Operating Performance:
Net asset value, beginning of period                                          $     9.89     $    10.00       $    10.00
                                                                              ----------     ----------       ----------
Investment loss--net                                                           (.02)++++          --***        (.04)++++
Realized and unrealized loss on investments from the Portfolio--net               (2.95)          (.11)           (2.04)
                                                                              ----------     ----------       ----------
Total from investment operations                                                  (2.97)          (.11)           (2.08)
                                                                              ----------     ----------       ----------
Less distributions in excess of realized gain on investments
   from the portfolio--net                                                        (5.46)             --           (5.46)
                                                                              ----------     ----------       ----------
Net asset value, end of period                                                $     1.46     $     9.89       $     2.46
                                                                              ==========     ==========       ==========

Total Investment Return:**
Based on net asset value per share                                              (53.74%)     (1.10%)+++      (44.37%)+++
                                                                              ==========     ==========       ==========

Ratios to Average Net Assets:
Expenses, net of reimbursement++++++                                               1.60%         1.10%*           2.11%*
                                                                              ==========     ==========       ==========
Expenses++++++                                                                     4.73%         2.47%*           5.53%*
                                                                              ==========     ==========       ==========
Investment loss--net                                                             (1.06%)       (1.13%)*         (1.57%)*
                                                                              ==========     ==========       ==========

Supplemental Data:
Net assets, end of period (in thousands)                                      $       41     $       10       $       54
                                                                              ==========     ==========       ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
***Amount is less than $.01 per share.
++Commencement of operations.
++++Based on average shares outstanding.
++++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.

See Notes to Financial Statements.


September 30, 2001, Mercury Select Growth Fund


FINANCIAL HIGHLIGHTS (CONCLUDED)


MERCURY SELECT GROWTH FUND
The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                                     Class C
                                                                                                              For the
                                                                                             For the           Period
                                                                                               Year          Sept. 21,
                                                                                              Ended          2000++ to
                                                                                            Sept. 30,        Sept. 30,
Increase (Decrease) in Net Asset Value:                                                        2001             2000
Per Share Operating Performance:
Net asset value, beginning of period                                                         $     9.62       $    10.00
                                                                                             ----------       ----------
Investment loss--net                                                                          (.04)++++            --***
Realized and unrealized loss on investments from the Portfolio--net                              (2.81)            (.38)
                                                                                             ----------       ----------
Total from investment operations                                                                 (2.85)            (.38)
                                                                                             ----------       ----------
Less distributions in excess of realized gain on investments from the Portfolio--net             (5.46)               --
                                                                                             ----------       ----------
Net asset value, end of period                                                               $     1.31       $     9.62
                                                                                             ----------       ----------

Total Investment Return:**
Based on net asset value per share                                                             (54.46%)       (3.80%)+++
                                                                                             ----------       ----------

Ratios to Average Net Assets:
Expenses, net of reimbursement++++++                                                              2.25%           1.67%*
                                                                                             ==========       ==========
Expenses++++++                                                                                    4.78%           2.88%*
                                                                                             ==========       ==========
Investment loss--net                                                                            (1.71%)         (1.42%)*
                                                                                             ==========       ==========

Supplemental Data:
Net assets, end of period (in thousands)                                                     $       22       $       19
                                                                                             ==========       ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
***Amount is less than $.01 per share.
++Commencement of operations.
++++Based on average shares outstanding.
++++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.

See Notes to Financial Statements.


September 30, 2001, Mercury Select Growth Fund


NOTES TO FINANCIAL STATEMENTS


MERCURY SELECT GROWTH FUND

1. Significant Accounting Policies:
Mercury Select Growth Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Mercury Master Select Growth Portfolio (the "Portfolio"), that has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Portfolio owned by the Fund at September 30, 2001 was 100%. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.


SEPTEMBER 30, 2001, MERCURY SELECT GROWTH FUND


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification--Accounting principals generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $110,359 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $3,061 has been reclassified between accumulated net realized capital losses and accumulated net investment loss. These reclassifications have no effect on net assets or net values per share.


2. Transactions with Affiliates:
The Corporation has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of
 .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. For the year ended September 30, 2001, FAM had earned fees of $41,439, all of which was waived. In addition, FAM also reimbursed the Fund $331,403 in additional expenses.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The distributor voluntarily did not collect any Class B or Class C distribution fees for the year ended September 31, 2001. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:


                                 Account
                             Maintenance Fee        Distribution Fee

Class A                            .25%                   .10%
Class B                            .25%                   .75%
Class C                            .25%                   .75%



SEPTEMBER 30, 2001, MERCURY SELECT GROWTH FUND


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., and selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders. Effective March 7, 2001, the Fund did not accrue Class B distribution fees.

For the year ended September 30, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:


                                       FAMD           MLPFS

Class I                                $152           $3,119
Class A                                $ 22           $  299


Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 2001 were $5,618,625 and $22,414,730, respectively.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions were $(10,843,191) and $27,238,528 for the years ended September 30, 2001 and September 30, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class I Shares for the Year
Ended September 30, 2001                  Shares     Dollar Amount

Shares sold                              428,948     $   7,101,984
Shares issued to shareholders
in reinvestment of distributions         358,739         5,664,491
                                     -----------     -------------
Total issued                             787,687        12,766,475
Shares redeemed                      (1,300,416)      (23,861,326)
                                     -----------     -------------
Net decrease                           (512,729)     $(11,094,851)
                                     ===========     =============


SEPTEMBER 30, 2001, MERCURY SELECT GROWTH FUND


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Class I Shares for the Year
Ended September 30, 2000                  Shares     Dollar Amount

Shares sold                            2,486,938     $  62,930,069
Shares issued to shareholders
in reinvestment of distributions          83,029         1,923,778
                                     -----------     -------------
Total issued                           2,569,967        64,853,847
Shares redeemed                      (1,432,424)      (37,645,314)
                                     -----------     -------------
Net increase                           1,137,543     $  27,208,533
                                     ===========     =============



Class A Shares for the Year
Ended September 30, 2001                  Shares     Dollar Amount

Shares sold                               23,233     $      57,995
Shares issued to shareholders
in reinvestment of distributions           4,016            10,280
                                     -----------     -------------
Net increase                              27,249     $      68,275
                                     ===========     =============



Class A Shares for the Period
September 18, 2000++ to
September 30, 2000                        Shares     Dollar Amount

Shares sold                                  999     $       9,995
                                     -----------     -------------
Net increase                                 999     $       9,995
                                     ===========     =============

++Commencement of operations.



Class B Shares for the Period
November 17, 2000++ to
September 30, 2001                        Shares     Dollar Amount

Shares sold                               25,297     $     129,715
Shares issued to shareholders
in reinvestment of distributions           2,022             8,754
                                     -----------     -------------
Total issued                              27,319           138,469
Shares redeemed                          (5,251)          (17,643)
                                     -----------     -------------
Net increase                              22,068     $     120,826
                                     ===========     =============

++Commencement of operations.



Class C Shares for the Year
Ended September 30, 2001                  Shares     Dollar Amount

Shares sold                               16,936     $      66,119
Shares redeemed                          (2,000)           (3,560)
                                     -----------     -------------
Net increase                              14,936     $      62,559
                                     ===========     =============



SEPTEMBER 30, 2001, MERCURY SELECT GROWTH FUND


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


Class C Shares for the Period

September 21, 2000++ to
September 30, 2000                        Shares     Dollar Amount

Shares sold                                2,000     $      20,000
                                     -----------     -------------
Net increase                               2,000     $      20,000
                                     ===========     =============


++Commencement of operations.


5. Capital Loss Carryforward:
At September 30, 2001, the Fund had a net capital loss carryforward of approximately $2,029,000, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


SEPTEMBER 30, 2001, MERCURY SELECT GROWTH FUND


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Mercury Select Growth Fund
(One of the Series constituting Mercury Funds, Inc.):

We have audited the accompanying statement of assets and liabilities of Mercury Select Growth Fund (the "Fund") as of September 30, 2001, the related statements of operations for the year then ended and changes in net assets for the two-year period ended and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the two-year period ended September 30, 1999 and for the period
January 31, 1997 (commencement of operations) to September 30, 1997 were audited by other auditors whose report, dated November 8, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Select Growth Fund as of September 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
November 13, 2001


September 30, 2001, Mercury Select Growth Fund


SCHEDULE OF INVESTMENTS

MERCURY MASTER SELECT GROWTH PORTFOLIO
                                                                                                  In US Dollars
                     Shares                                                                                   Percent of
Industries            Held            Common Stocks                                           Value           Net Assets
Beverages              5,070  PepsiCo, Inc.                                                 $   245,895            2.6%

Biotechnology          4,490  ++Amgen Inc.                                                      263,877            2.8

Commercial             2,620  ++Concord EFS, Inc.                                               128,328            1.3
Services &
Supplies

Communications        37,850  ++Cisco Systems, Inc.                                             460,634            4.8
Equipment              6,220  ++QUALCOMM Incorporated                                           295,637            3.1
                                                                                            -----------           ------
                                                                                                756,271            7.9

Computers &            9,490  ++Dell Computer Corporation                                       175,850            1.8
Peripherals            8,100  ++EMC Corporation                                                  95,175            1.0
                                                                                            -----------           ------
                                                                                                271,025            2.8

Diversified            9,170  The Charles Schwab Corporation                                    105,455            1.1
Financials             4,720  Citigroup Inc.                                                    191,160            2.0
                       1,160  Federal National Mortgage Association                              92,870            1.0
                       2,160  The Goldman Sachs Group, Inc.                                     154,116            1.6
                                                                                            -----------           ------
                                                                                                543,601            5.7

Electronics            5,480  ++Celestica Inc.                                                  149,604            1.6
Components             5,930  ++Flextronics International Ltd.                                   98,082            1.0
                                                                                            -----------           ------
                                                                                                247,686            2.6

Food & Drug            4,400  ++The Kroger Co.                                                  108,416            1.1
Retailing              4,270  Walgreen Co.                                                      147,016            1.6
                                                                                            -----------           ------
                                                                                                255,432            2.7

Food Products          3,840  Kraft Foods Inc. (Class A)                                        131,981            1.4

Health Care            1,920  Cardinal Health, Inc.                                             141,984            1.5
Providers &            3,250  HCA-The Healthcare Corporation                                    144,007            1.5
Services                                                                                    -----------           ------
                                                                                                285,991            3.0

Hospital               3,540  Abbott Laboratories                                               183,549            1.9
Supplies               3,160  Baxter International Inc.                                         173,958            1.8
                                                                                            -----------           ------
                                                                                                357,507            3.7

Household              1,970  The Procter & Gamble Company                                      143,396            1.5
Products

Industrial            17,500  General Electric Company                                          651,000            6.8
Conglomerates


September 30, 2001, Mercury Select Growth Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

MERCURY MASTER SELECT GROWTH PORTFOLIO
                                                                                                  In US Dollars
                     Shares                                                                                   Percent of
Industries            Held            Common Stocks                                           Value           Net Assets
Insurance              3,980  American International Group, Inc.                            $   310,440            3.2%

Internet &             1,920  ++eBay Inc.                                                        87,667            0.9
Catalog Retail

Internet               3,300  ++VeriSign, Inc.                                                  138,237            1.4
Software &
Services

Media                 12,710  ++AOL Time Warner Inc.                                            420,701            4.4
                       3,280  ++Clear Channel Communications, Inc.                              130,380            1.4
                                                                                            -----------           ------
                                                                                                551,081            5.8

Metals & Mining        2,990  Alcoa Inc.                                                         92,720            1.0

Multiline Retail       2,840  ++Kohl's Corporation                                              136,320            1.4
                       6,010  Wal-Mart Stores, Inc.                                             297,495            3.1
                                                                                            -----------           ------
                                                                                                433,815            4.5

Oil & Gas              1,100  Chevron Corporation                                                93,225            1.0

Pharmaceuticals        3,210  American Home Products Corporation                                186,982            2.0
                       2,020  ++Forest Laboratories, Inc.                                       145,723            1.5
                       7,340  Johnson & Johnson                                                 406,636            4.2
                       7,650  ++King Pharmaceuticals, Inc.                                      320,918            3.4
                      12,787  Pfizer Inc.                                                       512,759            5.4
                                                                                            -----------           ------
                                                                                              1,573,018           16.5

Semiconductor          4,190  ++Applied Materials, Inc.                                         118,996            1.2
Equipment &            4,630  ++Broadcom Corporation (Class A)                                   93,943            1.0
Products              19,500  Intel Corporation                                                 398,385            4.2
                      10,970  ++Micron Technology, Inc.                                         206,565            2.2
                       6,720  Texas Instruments Incorporated                                    167,866            1.7
                                                                                            -----------           ------
                                                                                                985,755           10.3

Specialty              1,930  ++Best Buy Co., Inc.                                               87,718            0.9
Retail                 9,560  The Home Depot, Inc.                                              366,817            3.9
                                                                                            -----------           ------
                                                                                                454,535            4.8

Wireless               9,710  ++AT&T Wireless Services Inc.                                     145,067            1.5
Telecommunication      4,230  ++Sprint Corp. (PCS Group)                                        111,207            1.2
Services                                                                                    -----------           ------
                                                                                                256,274            2.7

                              Total Common Stocks (Cost--$10,788,822)                         9,258,757           96.9


September 30, 2001, Mercury Select Growth Fund


SCHEDULE OF INVESTMENTS (CONCLUDED)

MERCURY MASTER SELECT GROWTH PORTFOLIO
                                                                                                  In US Dollars
                       Face                                                                                   Percent of
                      Amount       Short-Term Securities                                       Value          Net Assets
Commercial          $344,000  General Motors Acceptance Corp., 3.44% due 10/01/2001         $   343,934            3.6%
Paper*

                              Total Short-Term Securities (Cost--$343,934)                      343,934            3.6
                              Total Investments (Cost--$11,132,756)                           9,602,691          100.5
                              Liabilities in Excess of Other Assets                            (44,159)           (0.5)
Services                                                                                    -----------          -------
                              Net Assets                                                    $ 9,558,532          100.0%

*Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
++Non-income producing security.

See Notes to Financial Statements.


September 30, 2001, Mercury Select Growth Fund


STATEMENT OF ASSETS
AND LIABILITIES


As of September 30, 2001

MERCURY MASTER SELECT GROWTH PORTFOLIO
Assets:
Investments, at value (identified cost--$11,132,756)                                                        $  9,602,691
Cash                                                                                                                  12
Receivables:
   Securities sold                                                                         $    179,715
   Contributions                                                                                 34,456
   Dividends                                                                                      4,333          218,504
                                                                                           ------------
Prepaid expenses                                                                                                   7,692
                                                                                                            ------------
Total assets                                                                                                   9,828,899
                                                                                                            ------------

Liabilities:
Payables:
   Securities purchased                                                                         230,994
   Investment adviser                                                                             3,777
   Withdrawals                                                                                      372          235,143
                                                                                           ------------
Accrued expenses and other liabilities                                                                            35,224
                                                                                                            ------------
Total liabilities                                                                                                270,367
                                                                                                            ------------

Net Assets:
Net assets                                                                                                  $  9,558,532
                                                                                                            ============

Net Assets Consist of:
Partners' capital                                                                                           $ 11,088,597
Unrealized depreciation on investments--net                                                                  (1,530,065)
                                                                                                            ------------
Net assets                                                                                                  $  9,558,532
                                                                                                            ============

See Notes to Financial Statements.


September 30, 2001, Mercury Select Growth Fund


STATEMENT OF OPERATIONS


For the Year Ended September 30, 2001

MERCURY MASTER SELECT GROWTH PORTFOLIO
Investment Income:
Dividends (net of $26 foreign withholding tax)                                                             $      64,903
Interest and discount earned                                                                                      28,176
                                                                                                           -------------
Total income                                                                                                      93,079
                                                                                                           -------------

Expenses:
Investment advisory fees                                                                   $     82,266
Accounting services                                                                              80,675
Professional fees                                                                                63,861
Trustees' fees and expenses                                                                      27,146
Custodian fees                                                                                   22,869
Offering costs                                                                                   17,457
Pricing fees                                                                                        488
Other                                                                                             1,654
                                                                                           ------------
Total expenses                                                                                                   296,416
                                                                                                           -------------
Investment loss--net                                                                                           (203,337)
                                                                                                           -------------

Realized & Unrealized Loss on Investments--Net:
Realized loss on investments--net                                                                            (9,576,153)
Change in unrealized appreciation/depreciation on investments--net                                           (5,343,559)
                                                                                                           -------------
Net Decrease in Net Assets Resulting from Operations                                                       $(15,123,049)
                                                                                                           =============

See Notes to Financial Statements.


September 30, 2001, Mercury Select Growth Fund


STATEMENTS OF CHANGES
IN NET ASSETS

MERCURY MASTER SELECT GROWTH PORTFOLIO
                                                                                        For the            For the
                                                                                         Year               Period
                                                                                         Ended         June 19, 2000++
Increase (Decrease)in Net Assets:                                                    Sept. 30, 2001   to Sept. 30, 2000
Operations:
Investment loss--net                                                                    $   (203,337)      $    (41,643)
Realized loss on investments--net                                                         (9,576,153)          (785,006)
Change in unrealized appreciation/depreciation on investments--net                        (5,343,559)          (603,085)
                                                                                        -------------      -------------
Net decrease in net assets resulting from operations                                     (15,123,049)        (1,429,734)
                                                                                        -------------      -------------

Net Capital Transactions:
Proceeds from contributions                                                                 7,536,920         51,911,731
Fair value of withdrawals                                                                (24,333,025)        (9,004,411)
                                                                                        -------------      -------------
Net increase (decrease) in net assets derived from net capital transactions              (16,796,105)         42,907,320
                                                                                        -------------      -------------

Net Assets:
Total increase (decrease) in net assets                                                  (31,919,154)         41,477,586
Beginning of period                                                                        41,477,686                100
                                                                                        -------------      -------------
End of period                                                                           $   9,558,532      $  41,477,686
                                                                                        =============      =============

++Commencement of operations.

See Notes to Financial Statements.


September 30, 2001, Mercury Select Growth Fund


FINANCIAL HIGHLIGHTS

MERCURY MASTER SELECT GROWTH PORTFOLIO
The following ratios have been derived from information provided in the financial statements.

                                                                                        For the         For the Period
                                                                                       Year Ended     June 19, 2000++ to
                                                                                     September 30,      September 30,
                                                                                          2001               2000
Ratios to Average Net Assets:
Expenses                                                                                        1.80%              .68%*
                                                                                        =============      =============
Investment loss--net                                                                          (1.24%)            (.33%)*
                                                                                        =============      =============

Supplemental Data:
Net assets, end of period (in thousands)                                                $       9,559      $      41,478
                                                                                        =============      =============
Portfolio turnover                                                                            400.04%            131.19%
                                                                                        =============      =============

*Annualized.
++Commencement of operations.

See Notes to Financial Statements.


September 30, 2001, Mercury Select Growth Fund


NOTES TO FINANCIAL STATEMENTS


MERCURY MASTER SELECT GROWTH PORTFOLIO

1. Significant Accounting Policies:
Mercury Master Select Growth Portfolio (the "Portfolio") is part of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


September 30, 2001, Mercury Select Growth Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


* Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

* Forward foreign exchange contracts--The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through" entity, the Portfolio pays no income dividends or capital gains distribution. Therefore, no Federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.


SEPTEMBER 30, 2001, MERCURY SELECT GROWTH FUND


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Portfolio will adopt the provisions to amortize all premiums and discounts on debt securities effective October 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolio. As of September 30, 2001, no debt securities were held by the Portfolio.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Mercury Advisors ("Mercury"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

Mercury is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .50% of the average daily value of the Portfolio's net assets.

Mercury has entered into a sub-advisory agreement with Turner
Investment Partners, Inc. ("Turner Investment Partners") with respect to the Portfolio, pursuant to which Turner Investment
Partners manages the Portfolio to the extent not managed by Mercury. Mercury will pay Turner Investment Partners a fee in an amount to be determined from time to time by Mercury and Turner Investment
Partners but in no event in excess of the amount that Mercury actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

Prior to January 1, 2001, FAM provided accounting services to the Portfolio at its cost and the Portfolio reimbursed FAM for these services. FAM continues to provide certain accounting services to the Portfolio. The Portfolio reimburses FAM at its cost for such services. For the year ended September 30, 2001, the Portfolio reimbursed FAM an aggregate of $37,846 for the above-described services. The Portfolio entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Portfolio. The Portfolio pays a fee for these services. Certain officers and/or trustees of the Trust are officers and/or directors of Mercury, FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2001 were $67,582,577 and $83,535,868, respectively.


SEPTEMBER 30, 2001, MERCURY SELECT GROWTH FUND


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


Net realized losses for the year ended September 30, 2001 and net unrealized losses as of September 30, 2001 were as follows:


                                    Realized          Unrealized
                                     Losses             Losses

Long-term investments            $(9,576,141)      $(1,530,065)
Short-term investments                   (12)                --
                                 ------------      ------------
Total investments                $(9,576,153)      $(1,530,065)
                                 ============      ============


As of September 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $2,461,865, of which $133,499 related to appreciated securities and $2,595,364 related to depreciated securities. At September 30, 2001, the aggregate cost of investments for Federal income tax purposes was $12,064,556.


SEPTEMBER 30, 2001, MERCURY SELECT GROWTH FUND


INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Investors, Mercury Master Select Growth
Portfolio (One of the Series constituting Mercury Master Trust):

We have audited the accompanying statement of assets and liabilities of Mercury Master Select Growth Portfolio, including the schedule of investments, as of September 30, 2001, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period June 19, 2000 (commencement of operations) to September 30, 2000. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 2001 by correspondence with the custodian and broker; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Master Select Growth Portfolio as of September 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
November 13, 2001


September 30, 2001, Mercury Select Growth Fund